3rd Quarter 2015 Statistical Supplement

Table of Contents

DUKE ENERGY CORPORATION (Unaudited)		DUKE ENERGY OHIO SUPPLEMENT (Unaudited)
3	Consolidating Statements of Operations	24	Consolidating Statements of Operations
5	Consolidating Balance Sheets

REGULATED UTILITIES (Unaudited)
7	Consolidating Segment Income
9	Consolidating Balance Sheets
11	Operating Statistics (Regulated Utilities)
13	Operating Statistics (Duke Energy Carolinas)
15	Operating Statistics (Duke Energy Progress)
17	Operating Statistics (Duke Energy Florida)
19	Operating Statistics (Duke Energy Ohio - Electric)
21	Operating Statistics (Duke Energy Ohio - Natural Gas)
22	Operating Statistics (Duke Energy Indiana)

DUKE ENERGY CORPORATION
Consolidating Statements of Operations
(Unaudited)

	Nine Months Ended September 30, 2015
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio (a)	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$16,670	$—	$—	$3	$(109)	$16,564
Nonregulated electric and other	—	841	214	75	27	1,157
Regulated natural gas	420	—	—	—	(4)	416
Total operating revenues	17,090	841	214	78	(86)	18,137
Operating Expenses
Fuel used in electric generation and purchased power - regulated	5,775	—	—	—	—	5,775
Fuel used in electric generation and purchased power - nonregulated	—	262	14	7	—	283
Cost of natural gas and other	117	42	—	—	(1)	158
Operation, maintenance and other	3,910	247	149	47	(79)	4,274
Depreciation and amortization	2,096	69	77	99	—	2,341
Property and other taxes	798	5	15	19	(1)	836
Impairment charges(b)	93	14	—	5	(1)	111
Total operating expenses	12,789	639	255	177	(82)	13,778
Gains (Loss) on Sales of Other Assets and Other, net	10	(1)	6	16	—	31
Operating Income (Loss)	4,311	201	(35)	(83)	(4)	4,390
Other Income and Expenses	187	69	(3)	8	(5)	256
Interest Expense	829	66	33	285	(5)	1,208
Income (Loss) from Continuing Operations Before Income Taxes	3,669	204	(71)	(360)	(4)	3,438
Income Tax Expense (Benefit) from Continuing Operations(c)	1,358	44	(35)	(249)	—	1,118
Income (Loss) from Continuing Operations	2,311	160	(36)	(111)	(4)	2,320
Less: Net Income (Loss) Attributable to Noncontrolling Interest	—	3	(1)	8	—	10
Segment Income (Loss) / Net Expense	$2,311	$157	$(35)	$(119)	$(4)	$2,310
Income from Discontinued Operations, net of tax(d)						29
Net Income Attributable to Duke Energy Corporation						$2,339

(a)
Subsequent to the sale of the nonregulated Midwest generation business, certain immaterial results of operations previously presented in Commercial Portfolio are presented in Regulated Utilities and Other.

(b)	The amount for Regulated Utilities includes a pretax charge of $85 million related to the Edwardsport settlement.

(c)
The amount for Regulated Utilities includes a tax benefit of $34 million related to the Edwardsport settlement. The amount for Commercial Portfolio includes state tax expense of $41 million, resulting from changes to state apportionment factors due to the sale of the nonregulated Midwest generation business, that does not qualify for discontinued operations.

(d)	Includes the after-tax impact of $53 million for the settlement agreement reached in a lawsuit related to the nonregulated Midwest generation business.

DUKE ENERGY CORPORATION
Consolidating Statements of Operations
(Unaudited)

	Nine Months Ended September 30, 2014
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$16,656	$—	$—	$(3)	$(104)	$16,549
Nonregulated electric and other	—	1,111	195	82	15	1,403
Regulated natural gas	418	—	—	—	(4)	414
Total operating revenues	17,074	1,111	195	79	(93)	18,366
Operating Expenses
Fuel used in electric generation and purchased power - regulated	5,940	—	—	—	—	5,940
Fuel used in electric generation and purchased power - nonregulated	—	365	24	26	(5)	410
Cost of natural gas and other	129	51	—	1	—	181
Operation, maintenance and other	3,748	263	154	168	(79)	4,254
Depreciation and amortization	2,075	74	70	86	—	2,305
Property and other taxes	913	7	13	3	—	936
Impairment charges(a)	2	—	94	(15)	—	81
Total operating expenses	12,807	760	355	269	(84)	14,107
Gains on Sales of Other Assets and Other, net	2	7	—	2	—	11
Operating Income (Loss)	4,269	358	(160)	(188)	(9)	4,270
Other Income and Expenses	206	152	15	33	(16)	390
Interest Expense	816	71	41	302	(18)	1,212
Income (Loss) from Continuing Operations Before Income Taxes	3,659	439	(186)	(457)	(7)	3,448
Income Tax Expense (Benefit) from Continuing Operations	1,313	74	(116)	(190)	—	1,081
Income (Loss) from Continuing Operations	2,346	365	(70)	(267)	(7)	2,367
Less: Net Income Attributable to Noncontrolling Interest	—	9	—	2	—	11
Segment Income (Loss) / Net Expense	$2,346	$356	$(70)	$(269)	$(7)	$2,356
Loss from Discontinued Operations, net of tax						(570)
Net Income Attributable to Duke Energy Corporation						$1,786

(a)    The impairment charge for Commercial Portfolio relates to OVEC.

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Assets
(Unaudited)

	September 30, 2015
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$424	$710	$17	$219	$—	$1,370
Receivables, net	447	236	3	36	—	722
Restricted receivables of variable interest entities, net	2,003	—	13	21	—	2,037
Receivables from affiliated companies	121	117	487	2,860	(3,585)	—
Notes receivable from affiliated companies	840	—	—	49	(889)	—
Inventory	3,438	66	8	25	—	3,537
Regulatory assets	890	—	—	73	—	963
Other	682	41	227	636	(20)	1,566
Total current assets	8,845	1,170	755	3,919	(4,494)	10,195
Investments and Other Assets
Investments in equity method unconsolidated affiliates	3	81	390	27	—	501
Investments and advances to (from) subsidiaries	50	(22)	(61)	50,081	(50,048)	—
Nuclear decommissioning trust funds	5,566	—	—	—	—	5,566
Goodwill	15,950	274	88	—	—	16,312
Other	2,043	383	76	1,178	(475)	3,205
Total investments and other assets	23,612	716	493	51,286	(50,523)	25,584
Property, Plant and Equipment
Cost	102,890	2,854	3,394	1,657	—	110,795
Accumulated depreciation and amortization	(35,202)	(921)	(412)	(944)	—	(37,479)
Generation facilities to be retired, net	460	—	—	—	—	460
Net property, plant and equipment	68,148	1,933	2,982	713	—	73,776
Regulatory Assets and Deferred Debits
Regulatory assets	10,836	—	—	454	—	11,290
Other	105	6	37	40	—	188
Total regulatory assets and deferred debits	10,941	6	37	494	—	11,478
Total Assets	111,546	3,825	4,267	56,412	(55,017)	121,033
Segment reclassifications, intercompany balances and other	(1,026)	(95)	(426)	(53,655)	55,202	—
Reportable Segment Assets	$110,520	$3,730	$3,841	$2,757	$185	$121,033

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	September 30, 2015
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Current Liabilities
Accounts payable	$1,681	$50	$33	$314	$—	$2,078
Accounts payable to affiliated companies	3,203	6	34	237	(3,480)	—
Notes payable to affiliated companies	49	—	—	840	(889)	—
Notes payable and commercial paper	—	—	—	2,419	—	2,419
Taxes accrued	674	1,151	(218)	(979)	—	628
Interest accrued	375	17	—	91	—	483
Current maturities of long-term debt	2,089	47	73	327	—	2,536
Regulatory liabilities	312	—	—	8	—	320
Other	1,502	150	42	483	(125)	2,052
Total current liabilities	9,885	1,421	(36)	3,740	(4,494)	10,516
Long-Term Debt	25,780	854	916	10,117	—	37,667
Notes Payable to Affiliated Companies	475	—	—	—	(475)	—
Deferred Credits and Other Liabilities
Deferred income taxes	14,965	(603)	525	(888)	—	13,999
Investment tax credits	416	—	—	—	—	416
Accrued pension and other post-retirement benefit costs	724	1	—	405	—	1,130
Asset retirement obligations	9,657	6	49	1	—	9,713
Regulatory liabilities	6,147	—	—	(18)	—	6,129
Other	1,082	75	64	376	(2)	1,595
Total deferred credits and other liabilities	32,991	(521)	638	(124)	(2)	32,982
Equity
Total Duke Energy Corporation stockholders' equity	42,415	2,033	2,749	42,692	(50,057)	39,832
Noncontrolling interests	—	38	—	(13)	11	36
Total equity	42,415	2,071	2,749	42,679	(50,046)	39,868
Total Liabilities and Equity	111,546	3,825	4,267	56,412	(55,017)	121,033
Segment reclassifications, intercompany balances and other	(1,026)	(95)	(426)	(53,655)	55,202	—
Reportable Segment Liabilities and Equity	$110,520	$3,730	$3,841	$2,757	$185	$121,033

REGULATED UTILITIES
Consolidating Segment Income
(Unaudited)

	Nine Months Ended September 30, 2015
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio	Duke Energy Indiana	Eliminations / Adjustments	Regulated Utilities
Operating Revenues
Regulated electric	$5,669	$4,130	$3,803	$1,005	$2,223	$(160)	$16,670
Regulated natural gas	—	—	—	419	—	1	420
Total operating revenues	5,669	4,130	3,803	1,424	2,223	(159)	17,090
Operating Expenses
Fuel used in electric generation and purchased power	1,553	1,608	1,665	350	779	(180)	5,775
Cost of natural gas	—	—	—	116	—	1	117
Operation, maintenance and other	1,424	1,046	583	332	516	9	3,910
Depreciation and amortization	779	462	369	172	320	(6)	2,096
Property and other taxes	204	102	265	187	41	(1)	798
Impairment charges(a)	—	—	7	—	85	1	93
Total operating expenses	3,960	3,218	2,889	1,157	1,741	(176)	12,789
Gains on Sales of Other Assets and Other, net	—	2	—	8	—	—	10
Operating Income	1,709	914	914	275	482	17	4,311
Other Income and Expenses(b)	125	49	12	(2)	9	(6)	187
Interest Expense	313	175	149	58	132	2	829
Income from Continuing Operations Before Income Taxes	1,521	788	777	215	359	9	3,669
Income Tax Expense(c)	553	279	274	80	131	41	1,358
Segment Income	$968	$509	$503	$135	$228	$(32)	$2,311

(a)	The amount for Duke Energy Indiana relates to the Edwardsport settlement.

(b)
Includes an equity component of allowance for funds used during construction of $73 million for Duke Energy Carolinas, $35 million for Duke Energy Progress, $4 million for Duke Energy Florida, $2 million for Duke Energy Ohio, and $9 million for Duke Energy Indiana.

(c)	The amount for Duke Energy Indiana includes a $34 million tax benefit related to the Edwardsport settlement.

REGULATED UTILITIES
Consolidating Segment Income
(Unaudited)

	Nine Months Ended September 30, 2014
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio	Duke Energy Indiana	Eliminations / Adjustments	Regulated Utilities
Operating Revenues
Regulated electric	$5,697	$3,982	$3,832	$999	$2,383	$(237)	$16,656
Regulated natural gas	—	—	—	418	—	—	418
Total operating revenues	5,697	3,982	3,832	1,417	2,383	(237)	17,074
Operating Expenses
Fuel used in electric generation and purchased power	1,669	1,566	1,655	360	945	(255)	5,940
Cost of natural gas	—	—	—	129	—	—	129
Operation, maintenance and other	1,329	1,033	600	310	469	7	3,748
Depreciation and amortization	750	441	410	165	309	—	2,075
Property and other taxes	263	150	266	167	69	(2)	913
Impairment charges	—	—	2	—	—	—	2
Total operating expenses	4,011	3,190	2,933	1,131	1,792	(250)	12,807
Gains on Sales of Other Assets and Other, net	—	1	—	—	—	1	2
Operating Income	1,686	793	899	286	591	14	4,269
Other Income and Expenses(a)	137	34	17	9	16	(7)	206
Interest Expense	307	172	150	60	127	—	816
Income from Continuing Operations Before Income Taxes	1,516	655	766	235	480	7	3,659
Income Tax Expense	516	241	295	84	169	8	1,313
Segment Income	$1,000	$414	$471	$151	$311	$(1)	$2,346

(a)
Contains equity component of allowance for funds used during construction of $68 million for Duke Energy Carolinas, $17 million for Duke Energy Progress, $1 million for Duke Energy Florida, $3 million for Duke Energy Ohio, and $10 million for Duke Energy Indiana.

REGULATED UTILITIES
Consolidating Balance Sheets - Assets
(Unaudited)

	September 30, 2015
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio	Duke Energy Indiana	Eliminations / Adjustments(a)	Regulated Utilities
Current Assets
Cash and cash equivalents	$198	$123	$16	$24	$62	$1	$424
Receivables, net	110	63	107	76	90	1	447
Restricted receivables of variable interest entities, net	687	468	395	—	—	453	2,003
Receivables from affiliated companies	75	6	98	24	66	(148)	121
Notes receivable from affiliated companies	699	307	—	—	166	(332)	840
Inventory	1,167	986	618	103	564	—	3,438
Regulatory assets	322	333	108	23	97	7	890
Other	164	51	197	77	167	26	682
Total current assets	3,422	2,337	1,539	327	1,212	8	8,845
Investments and Other Assets
Investments in equity method unconsolidated affiliates	—	1	2	—	—	—	3
Investments and advances to subsidiaries	13	36	2	—	—	(1)	50
Nuclear decommissioning trust funds	2,953	1,943	669	—	—	1	5,566
Goodwill	—	—	—	920	—	15,030	15,950
Other	1,018	482	306	28	239	(30)	2,043
Total investments and other assets	3,984	2,462	979	948	239	15,000	23,612
Property, Plant and Equipment
Cost	38,653	26,919	15,011	7,649	13,765	893	102,890
Accumulated depreciation and amortization	(13,445)	(10,207)	(4,648)	(2,474)	(4,425)	(3)	(35,202)
Generation facilities to be retired, net	—	460	—	—	—	—	460
Net property, plant and equipment	25,208	17,172	10,363	5,175	9,340	890	68,148
Regulatory Assets and Deferred Debits
Regulatory assets	2,741	2,773	2,719	503	645	1,455	10,836
Other	44	41	35	8	22	(45)	105
Total regulatory assets and deferred debits	2,785	2,814	2,754	511	667	1,410	10,941
Total Assets	35,399	24,785	15,635	6,961	11,458	17,308	111,546
Intercompany balances and other	(152)	(150)	(80)	—	(40)	(604)	(1,026)
Reportable Segment Assets	$35,247	$24,635	$15,555	$6,961	$11,418	$16,704	$110,520

(a)	Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

REGULATED UTILITIES
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	September 30, 2015
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio	Duke Energy Indiana	Eliminations / Adjustments(a)	Regulated Utilities
Current Liabilities
Accounts payable	$623	$381	$316	$211	$149	$1	$1,681
Accounts payable to affiliated companies	139	138	78	14	2	2,832	3,203
Notes payable to affiliated companies	—	—	245	134	—	(330)	49
Taxes accrued	337	83	111	93	43	7	674
Interest accrued	146	86	62	28	53	—	375
Current maturities of long-term debt	506	402	563	56	480	82	2,089
Regulatory liabilities	36	80	113	17	67	(1)	312
Other	416	376	553	68	89	—	1,502
Total current liabilities	2,203	1,546	2,041	621	883	2,591	9,885
Long-Term Debt	8,078	6,449	4,287	1,524	3,160	2,282	25,780
Long-Term Debt Payable to Affiliated Companies	300	—	—	25	150	—	475
Deferred Credits and Other Liabilities
Deferred income taxes	6,081	3,089	2,598	1,384	1,774	39	14,965
Investment tax credits	200	74	—	4	138	—	416
Accrued pension and other post-retirement benefit costs	107	277	249	49	83	(41)	724
Asset retirement obligations	3,599	4,489	732	143	449	245	9,657
Regulatory liabilities	2,747	1,825	556	258	758	3	6,147
Other	619	47	156	162	107	(9)	1,082
Total deferred credits and other liabilities	13,353	9,801	4,291	2,000	3,309	237	32,991
Equity	11,465	6,989	5,016	2,791	3,956	12,198	42,415
Total Liabilities and Equity	35,399	24,785	15,635	6,961	11,458	17,308	111,546
Intercompany balances and other	(152)	(150)	(80)	—	(40)	(604)	(1,026)
Reportable Segment Liabilities and Equity	$35,247	$24,635	$15,555	$6,961	$11,418	$16,704	$110,520

(a)	Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

REGULATED UTILITIES
Operating Statistics (Regulated Utilities)
(Unaudited)

	Nine Months Ended September 30,
	2015	2014
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	62,433	69,281
Nuclear	52,580	51,239
Hydro	1,025	1,701
Oil and natural gas	46,054	38,060
Renewable energy	10	11
Total generation (b)	162,102	160,292
Purchased power and net interchange (c)	24,461	22,210
Total sources of energy	186,563	182,502
Less: Line loss and company usage	9,128	8,841
Total GWh Sources	177,435	173,661
Electric Energy Sales (GWh) (d)
Residential	66,195	65,064
General service	59,124	58,366
Industrial	39,370	38,973
Other energy and wholesale	29,001	27,633
Change in unbilled	(476)	(920)
Total GWh Sales	193,214	189,116
Owned MW Capacity (a)
Summer	50,081	49,471
Winter	53,346	52,790
Nuclear Capacity Factor (%) (e)	95	93

(a)	Statistics reflect Duke Energy's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(e)	Statistics reflect 100% of jointly owned stations.

Note: Total GWh Sources will not equal Total GWh Sales. Sales include Duke Energy Ohio's retail sales fulfilled through auction purchases under the current ESP.

REGULATED UTILITIES
Operating Statistics (Regulated Utilities)
(Unaudited)

	Nine Months Ended September 30,
	2015	2014
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$7,325	$7,213
General service	4,844	4,876
Industrial	2,383	2,397
Other energy and wholesale (a)	1,645	1,716
Change in unbilled	(68)	(67)
Total Revenues	$16,129	$16,135

Average Number of Customers
Residential	6,351,973	6,271,001
General service	951,350	941,839
Industrial	18,150	18,315
Other energy and wholesale	23,087	22,641
Total Average Number of Customers	7,344,560	7,253,796

(a)	Net of Joint Dispatch Agreement intercompany sales.

REGULATED UTILITIES
Operating Statistics (Duke Energy Carolinas)
(Unaudited)

	Nine Months Ended September 30,
	2015	2014
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	22,127	25,684
Nuclear	34,110	32,710
Hydro	436	939
Oil and natural gas	7,936	6,029
Renewable energy	10	11
Total generation (b)	64,619	65,373
Purchased power and net interchange (c)	6,988	5,884
Total sources of energy	71,607	71,257
Less: Line loss and company usage	4,096	3,907
Total GWh Sources	67,511	67,350
Electric Energy Sales (GWh) (d)
Residential	22,445	21,937
General service	22,074	21,685
Industrial	16,730	16,230
Other energy and wholesale	6,955	7,990
Change in unbilled	(693)	(492)
Total GWh Sales	67,511	67,350
Owned MW Capacity (a)
Summer	19,645	19,789
Winter	20,360	20,496
Nuclear Capacity Factor (%) (e)	97	94

(a)	Statistics reflect Duke Energy Carolinas' ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(e)	Statistics reflect 100% of jointly owned stations.

REGULATED UTILITIES
Operating Statistics (Duke Energy Carolinas)
(Unaudited)

	Nine Months Ended September 30,
	2015	2014
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$2,389	$2,306
General service	1,756	1,744
Industrial	1,007	960
Other energy and wholesale	432	478
Change in unbilled	(50)	(38)
Total Revenues	$5,534	$5,450

Average Number of Customers
Residential	2,113,735	2,085,703
General service	344,699	341,246
Industrial	6,444	6,524
Other energy and wholesale	15,039	14,642
Total Average Number of Customers	2,479,917	2,448,115

REGULATED UTILITIES
Operating Statistics (Duke Energy Progress)
(Unaudited)

	Nine Months Ended September 30,
	2015	2014
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	11,454	12,074
Nuclear	18,470	18,529
Hydro	389	560
Oil and natural gas	17,183	13,365
Total generation (b)	47,496	44,528
Purchased power and net interchange (c)	4,627	4,841
Total sources of energy	52,123	49,369
Less: Line loss and company usage	2,123	1,975
Total GWh Sources	50,000	47,394
Electric Energy Sales (GWh) (d)
Residential	14,547	14,275
General service	12,000	11,767
Industrial	7,790	7,816
Other energy and wholesale	16,015	13,854
Change in unbilled	(352)	(318)
Total GWh Sales	50,000	47,394
Owned MW Capacity (a)
Summer	12,923	12,221
Winter	14,042	13,334
Nuclear Capacity Factor (%) (e)	89	93

(a)	Statistics reflect Duke Energy Progress' ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(e)	Statistics reflect 100% of jointly owned stations.

REGULATED UTILITIES
Operating Statistics (Duke Energy Progress)
(Unaudited)

	Nine Months Ended September 30,
	2015	2014
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$1,565	$1,497
General service	1,036	1,004
Industrial	508	510
Other energy and wholesale	915	867
Change in unbilled	(16)	(19)
Total Revenues	$4,008	$3,859

Average Number of Customers
Residential	1,272,450	1,254,632
General service	225,721	222,980
Industrial	4,221	4,278
Other energy and wholesale	1,702	1,744
Total Average Number of Customers	1,504,094	1,483,634

REGULATED UTILITIES
Operating Statistics (Duke Energy Florida)
(Unaudited)

	Nine Months Ended September 30,
	2015	2014
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	8,106	9,212
Oil and natural gas	19,128	18,013
Total generation (b)	27,234	27,225
Purchased power and net interchange (c)	5,280	4,589
Total sources of energy	32,514	31,814
Less: Line loss and company usage	1,726	1,763
Total GWh Sources	30,788	30,051
Electric Energy Sales (GWh) (d)
Residential	15,200	14,654
General service	11,401	11,270
Industrial	2,442	2,444
Other energy and wholesale	1,178	1,222
Change in unbilled	567	461
Total GWh Sales	30,788	30,051
Owned MW Capacity (a)
Summer	8,958	8,929
Winter	9,909	9,948

(a)	Statistics reflect Duke Energy Florida's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

REGULATED UTILITIES
Operating Statistics (Duke Energy Florida)
(Unaudited)

	Nine Months Ended September 30,
	2015	2014
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$2,028	$2,026
General service	1,156	1,183
Industrial	219	225
Other energy and wholesale	188	341
Change in unbilled	15	32
Total Revenues	$3,606	$3,807

Average Number of Customers
Residential	1,521,345	1,497,535
General service	193,161	190,897
Industrial	2,250	2,280
Other energy and wholesale	1,551	1,568
Total Average Number of Customers	1,718,307	1,692,280

REGULATED UTILITIES
Operating Statistics (Duke Energy Ohio - Electric)
(Unaudited)

	Nine Months Ended September 30,
	2015	2014
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	3,453	1,961
Natural gas	43	16
Total generation (b)	3,496	1,977
Purchased power and net interchange (c)	725	1,648
Total sources of energy	4,221	3,625
Less: Line loss and company usage	302	312
Total GWh Sources	3,919	3,313
Electric Energy Sales (GWh) (d)
Residential	6,891	6,924
General service	7,281	7,273
Industrial	4,507	4,501
Other energy and wholesale	1,027	312
Change in unbilled	(8)	(242)
Total GWh Sales	19,698	18,768
Owned MW Capacity (a)
Summer	1,062	1,039
Winter	1,164	1,141

(a)	Statistics reflect Duke Energy Ohio's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

Note: Total GWh Sources will not equal Total GWh Sales. Sources include only Duke Energy Kentucky's regulated generation for all periods. Sales include Duke Energy Ohio's and its subsidiary Duke Energy Kentucky's retail sales. Ohio retail sales are fulfilled through auction purchases under the current ESP.

REGULATED UTILITIES
Operating Statistics (Duke Energy Ohio - Electric)
(Unaudited)

	Nine Months Ended September 30,
	2015	2014
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$558	$552
General service	328	334
Industrial	87	86
Other energy and wholesale	34	22
Change in unbilled	2	(15)
Total Revenues	$1,009	$979

Average Number of Electric Customers
Residential	746,183	741,316
General service	87,203	86,402
Industrial	2,531	2,522
Other energy and wholesale	3,216	3,176
Total Average Number of Customers	839,133	833,416

REGULATED UTILITIES
Operating Statistics (Duke Energy Ohio - Natural Gas)
(Unaudited)

	Nine Months Ended September 30,
	2015	2014
MCF Sales (a)
Residential	28,986,782	31,354,403
General service	18,463,853	19,335,821
Industrial	5,604,282	5,425,634
Other energy and wholesale	15,194,003	15,616,728
Change in unbilled	(3,221,000)	(5,027,000)
Total MCF Sales	65,027,920	66,705,586

Revenues from Distribution of Natural Gas (in millions)
Residential	$286	$284
General service	118	116
Industrial	17	16
Other energy and wholesale	15	15
Change in unbilled	(13)	(20)
Total Revenues	$423	$411

Average Number of Natural Gas Customers
Residential	474,704	472,600
General service	43,212	43,379
Industrial	1,618	1,627
Other energy and wholesale	143	154
Total Average Number of Customers	519,677	517,760

(a)	Represents non-weather normalized billed sales, with gas delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

REGULATED UTILITIES
Operating Statistics (Duke Energy Indiana)
(Unaudited)

	Nine Months Ended September 30,
	2015	2014
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	17,293	20,350
Hydro	200	202
Natural gas	1,764	637
Total generation (b)	19,257	21,189
Purchased power and net interchange (c)	6,841	5,248
Total sources of energy	26,098	26,437
Less: Line loss and company usage	881	884
Total GWh Sources	25,217	25,553
Electric Energy Sales (GWh) (d)
Residential	7,112	7,274
General service	6,368	6,371
Industrial	7,901	7,982
Other energy and wholesale	3,826	4,255
Change in unbilled	10	(329)
Total GWh Sales	25,217	25,553
Owned MW Capacity (a)
Summer	7,493	7,493
Winter	7,871	7,871

(a)	Statistics reflect Duke Energy Indiana's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

REGULATED UTILITIES
Operating Statistics (Duke Energy Indiana)
(Unaudited)

	Nine Months Ended September 30,
	2015	2014
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$785	$832
General service	568	611
Industrial	562	616
Other energy and wholesale	233	246
Change in unbilled	(19)	(27)
Total Revenues	$2,129	$2,278

Average Number of Customers
Residential	698,260	691,815
General service	100,566	100,314
Industrial	2,704	2,711
Other energy and wholesale	1,579	1,511
Total Average Number of Customers	803,109	796,351

DUKE ENERGY OHIO SUPPLEMENT
Consolidating Statements of Operations
(Unaudited)

	Nine Months Ended September 30, 2015
	Regulated Utilities		Commercial Portfolio	Other	Duke Energy Ohio
(in millions)	Ohio Transmission& Distribution	Duke Energy Kentucky
Operating Revenues
Regulated electric	$725	$280	$—	$—	$1,005
Nonregulated electric and other	—	—	14	15	29
Regulated natural gas	339	80	—	—	419
Total operating revenues	1,064	360	14	15	1,453
Operating Expenses
Fuel used in electric generation and purchased power - regulated	235	115	—	—	350
Fuel used in electric generation and purchased power - nonregulated	—	—	14	22	36
Cost of natural gas	82	34	—	—	116
Operation, maintenance and other	233	99	13	25	370
Depreciation and amortization	137	35	—	—	172
Property and other taxes	177	10	1	(1)	187
Total operating expenses	864	293	28	46	1,231
Gain on Sales of Other Assets and Other, net	7	1	—	—	8
Operating Income (Loss)	207	68	(14)	(31)	230
Other Income and Expenses	(3)	1	—	—	(2)
Interest Expense	47	11	—	—	58
Income (Loss) from Continuing Operations Before Income Taxes	157	58	(14)	(31)	170
Income Tax Expense (Benefit) from Continuing Operations	59	21	(5)	(11)	64
Segment Income (Loss) / Net Expense	$98	$37	$(9)	$(20)	$106
Income from Discontinued Operations, net of tax (a)					23
Net Income					$129

(a)	Includes the after-tax impact of $53 million for the settlement agreement reached in a lawsuit related to the nonregulated Midwest generation business.

DUKE ENERGY OHIO SUPPLEMENT
Consolidating Statements of Operations
(Unaudited)

	Nine Months Ended September 30, 2014
	Regulated Utilities		Commercial Portfolio	Other	Duke Energy Ohio
(in millions)	Ohio Transmission & Distribution	Duke Energy Kentucky
Operating Revenues
Regulated electric	$716	$283	$—	$(1)	$998
Nonregulated electric and other	—	—	17	—	17
Regulated natural gas	329	89	—	—	418
Total operating revenues	1,045	372	17	(1)	1,433
Operating Expenses
Fuel used in electric generation and purchased power - regulated	221	139	—	—	360
Fuel used in electric generation and purchased power - nonregulated	—	—	24	—	24
Cost of natural gas	86	43	—	—	129
Operation, maintenance and other	210	100	52	16	378
Depreciation and amortization	132	33	2	—	167
Property and other taxes	158	9	3	—	170
Impairment charges(a)	—	—	94	—	94
Total operating expenses	807	324	175	16	1,322
Operating Income (Loss)	238	48	(158)	(17)	111
Other Income and Expenses	7	2	—	—	9
Interest Expense	48	12	—	—	60
Income (Loss) from Continuing Operations before Income Taxes	197	38	(158)	(17)	60
Income Tax Expense (Benefit) from Continuing Operations	70	14	(57)	(6)	21
Segment Income (Loss) / Net Expense	$127	$24	$(101)	$(11)	$39
Loss from Discontinued Operations, net of tax					(597)
Net Loss					$(558)

(a)	The impairment charge Commercial Portfolio relates to OVEC.